UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2016

BUSCAR COMPANY
(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

333-174872	27-3191889
(Commission File No.)	(IRS Employer Identification No.)

4325 GLENCOE AVE STE C9
MARINA DEL REY CA 90292-9991

(Address of principal executive offices) (zip code)

(661) 418-7842

(Registrant's telephone number, including area code)

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year.

Effective June 28, 2016, we filed a Certificate of Change with the Secretary of State of the State of Nevada in order to effect a 1-for-200 reverse stock split of our outstanding common stock. The number of our authorized shares of common stock was not affected by the reverse stock split.

The reverse stock split was approved by our stockholders on June 28, 2015. On June 28, 2016, the Board of Directors approved the 1-for-200 reverse stock ratio and authorized the implementation of the reverse stock split.

On June 28, 2016, the Company's Board of Directors approved the filing of a corporation notification with FINRA to affect the 1-for-200 reverse stock.

The Certificate of Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and its terms are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Change of Buscar Company., as amended, dated and filed June 28, 2016 (filed herewith).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Buscar Company

Dated: July 1, 2016	By:	/s/ Anastasia Shishova
	Name:	Anastasia Shishova
	Title:	COO

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